Exhibit 10(g)

     THE NOTE REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE; AND MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH, OR PURSUANT TO AN EXEMPTION FROM, THE REQUIREMENTS OF SUCH ACT OR SUCH LAWS.


                              --------------------


                                CONVERTIBLE NOTE
                                   Due [DATE]

[DATE]                                                                  $400,000

No. 2

     Sytron, Inc., a Pennsylvania corporation (hereinafter called the "Issuer"), for value received, hereby promises to pay to the Holder (as defined below) on ________ __, 200_ the principal amount of $400,000 payable in such coin or currency of the United States of America as at the time of payment shall be legal tender for public and private debts or, subject to the conditions contained herein, in Common Shares (as defined below) at the principal office of the Issuer. This Note shall be secured by the Collateral as provided in the Security Agreement.


                                   ARTICLE I
                                   DEFINITIONS

SECTION 1.1. Definitions. The terms defined in this Article whenever used in this Note shall have the respective meanings hereinafter specified.

     (a) "Additional Capital Shares" shall have the meaning set forth in Section
3. 5(d).

     (b) "Bid Price" shall have the meaning specified in the Purchase Agreement.

     (c) "Business Day" shall mean a day other than Saturday, Sunday or any day on which banks located in the state of New York are authorized or obligated to close.

     (d) "Capital Shares" shall mean the Common Shares and any other shares of any other class of common stock, whether now or hereafter authorized, which have the right to participate in the distribution of earnings and assets of the Issuer.

     (e) "Closing Date" shall mean January 15, 1999.

     (f)  "Collateral"   shall  have  the  meaning  specified  in  the  Security
Agreement.

     (g) "Common Shares" shall mean shares of the common stock, par value $.01, of the Issuer.

     (h) "Conversion Date" shall mean any day on which all or some part of the principal amount of this Note is converted into Note Shares in accordance with the terms of this Note, provided that a Conversion Date must be a Business Day.

     (i) "Conversion Notice" shall have the meaning set forth in Section 3.2.

     (j) "Conversion Price" shall have the meaning set forth in Section 3. 1.

     (k) "Conversion Ratio" shall have the meaning set forth in Section 3.1.

     (l) "Discount" shall mean fifteen percent (15%).

     (m) "Event of Default" shall have the meaning set forth in Section 6.1.

     (n) "Holder" shall mean Cresent International Limited.

     (o)  "Issuer"  shall  mean  Sytron   Technologies,   Inc.,  a  Pennsylvania
corporation, and any successor corporation by merger, consolidation, sale or exchange of all or substantially all of the Issuer's assets, or otherwise.

     (p) "Market Disruption Event" shall mean any event that results in a material suspension or limitation of trading of Common Shares on the Principal Market (as defined in the Purchase Agreement).

     (q) "Market Price" shall mean the lowest three consecutive Trading Day average of Bid Prices during the Valuation Period.

     (r) "Material Adverse Effect" shall mean a material adverse effect on the business, assets, operations (financial or otherwise) of the Issuer and the Subsidiaries taken as a whole.

     (s) "Note" shall mean this Convertible Note or such other Convertible Note or Notes exchanged therefor as provided in Section 2.1.

     (t) "Notes" shall mean the Convertible Note issued pursuant to the Purchase Agreement and such other Convertible Note or Notes exchanged therefor as provided in Section 2.1.

     (u) "Note Shares" when used with reference to the securities issuable upon conversion of this Note, shall mean all Common Shares now or hereafter Outstanding and securities of any other class into which the Note Shares shall hereafter have been changed, whether now or hereafter created.

     (v) "Outstanding" when used with reference to Common Shares or Capital Shares (collectively, "Shares"), shall mean, at any date as of which the number of such Shares is to be determined, all issued and outstanding Shares, and shall include all such Shares issuable in respect of outstanding scrip or any certificates representing fractional interests in such Shares; provided, however, that "Outstanding" shall not mean any such Shares then directly or indirectly owned or held by or for the account of the Issuer or any Subsidiary.

     (w) "Person" shall mean an individual, a corporation, a partnership, an association, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

     (x) "Purchase Agreement" means the Note Purchase Agreement, dated as of the date hereof, by and between the Issuer and the Holder.

     (y) "Redemption Price" shall have the meaning set forth in Section 2.4.

     (z) "Registration Rights Agreement" shall mean that certain Amended and Restated Registration Rights Agreement, dated as of the date hereof, by and between the Issuer and the Holder. This is the Note referred to as Convertible Note No. 2 in the Registration Rights Agreement.

     (aa) "SEC" shall mean the United States Securities and Exchange Commission.

     (bb) "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the SEC thereunder, all as in effect at the time.

     (cc) "Security Agreement" shall mean that certain Security Agreement, dated as of the date hereof, by and between the Issuer and the Holder.

     (dd) "Subsidiary" shall mean any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are owned directly or indirectly by the Issuer.

     (ee) "Trading Day" shall mean any day on which trades of securities listed thereon are reported by the NASDAQ (or, if the Common Shares are not listed for trading on the NASDAQ, the principal trading market for the Common Shares) and on which no Market Disruption Event has occurred.

     (ff) "Valuation Period" shall mean the thirty (30) Trading Day period ending on the earlier of (i) the date on which this Note first becomes due and payable or (ii) the Conversion Date.



                                   ARTICLE II
                       EXCHANGES AND TRANSFER; REDEMPTION

SECTION 2.1. Exchange and Registration of Transfer of Notes. The Holder may, at its option, surrender this Note at the office of the Issuer and receive in exchange therefor a Note or Notes, each in the denomination of $50,000 or an integral multiple of $50,000 in excess thereof, dated as of the date of this Note, and, subject to Section 4.1, payable to such Person, or order, as may be designated by such Holder. The aggregate principal amount of such Note or Notes exchanged in accordance with this Section 2.1 shall equal the aggregate unpaid principal amount of this Note as of the date of such surrender; provided, however, that upon such exchange there shall be filed with the Issuer the name and address for all purposes hereof of the Holder or Holders of the Note or
                                       3

Notes delivered in such exchange. This Note, when presented for registration of transfer or for exchange, conversion or payment, shall (if so required by the Issuer) be duly endorsed by, or be accompanied by a written instrument of transfer in form reasonably satisfactory to the Issuer duly executed by, the Holder or its attorney duly authorized in writing.

SECTION 2.2. Loss. Theft. Destruction of Note. Upon receipt of evidence satisfactory to the Issuer of the loss, theft, destruction or mutilation of this Note and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security reasonably satisfactory to the Issuer, or, in the case of any such mutilation, upon surrender and cancellation of this Note, the Issuer will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Note, a new Note of like tenor and unpaid principal amount dated as of the date hereof. This Note shall be held and owned upon the express condition that the provisions of this Section 2.2 are exclusive with respect to the replacement of a mutilated, destroyed, lost or stolen Note and shall preclude any and all other rights and remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement of negotiable instruments or other securities without their surrender.

     SECTION 2.3 Who Deemed Absolute Owner. The Issuer may deem the person in whose name this Note shall be registered upon the registry books of the Issuer to be, and may treat it as, the absolute owner of this Note (whether or not this Note shall be overdue) for the purpose of receiving payment of or on account of the principal of this Note, for the conversion of this Note and for all other purposes, and the Issuer shall not be affected by any notice to the contrary. All such payments and such conversion shall be valid and effectual to satisfy and discharge the liability upon this Note to the extent of the sum or sums so paid or the conversion so made.


     SECTION 2.4 Optional Redemption by the Issuer. The Issuer at its election, upon notice given as provided in Section 2.5, may redeem this Note in whole or in part at any time and from time to time, but only with respect to that portion of this Note for which the Company has not been provided with a Conversion Notice. The price to redeem the Note (the "Redemption Price") shall be equal to 120% of (x)(i) the portion of the Note being redeemed divided (ii) by the Conversion Price on the date of such redemption multiplied by (y) the Bid Price on the date of such redemption. In addition to the foregoing, the Issuer, at its election, upon notice as provided for in Section 2.5, may, if the Bid Price is equal to or less than $0.375 for a period of five (5) consecutive Trading Days, redeem the Note for 120% of its then outstanding principal amount.


     SECTION 2.5 Notice of Redemptions: Right to Convert in Lieu of Accepting Redemptions. In the case of redemption of this Note, notice thereof shall be given in writing to the Holder not fewer than 5 nor more than 15 days prior to the date fixed for such redemption, which notice shall specify the date fixed for such redemption and make reference to this Section 2.5 pursuant to which such redemption is to be made. Such notice of redemption and all other notices to be given to the Holder shall be given by facsimile and confirmed by registered mail at its designated address.


     Upon notice of any redemption being given as provided in this Section 2.5, the Holder shall have the right to exercise, either in whole or in part, the conversion privilege pursuant to Article 3 hereof until 5:00 P.M., New York City time, on the date fixed for redemption.

     SECTION 2.6 Surrender of Notes: Notation Thereon. Upon any redemption of a portion of the principal amount of this Note pursuant to this Article 2, the Holder at its option may require the Issuer to make and deliver, at the expense of the Issuer (other than for transfer taxes, if any), upon surrender of this Note, a new Note payable to such person or persons, or order, as may be designated by the Holder for the principal amount of this Note then remaining unredeemed, dated as of the date of this Note or may present this Note to the Issuer for notation hereon of the payment of the portion of the principal amount so redeemed. The Issuer may, as a condition of payment of all or any of the principal of or interest on this Note, require the Holder to present this Note for notation of such payment and, if this Note be paid in full, require the surrender hereof.


     SECTION 2.7 Redemption with Common Shares. Subject to the conditions contained herein, this Note may be redeemed in Common Shares; provided, however that this Note shall be redeemed in cash so long as the Market Price of the Common Shares in less than two dollars ($2.00). If the Issuer elects to redeem this Note in Common Shares pursuant to this Section 2.7, the Issuer shall issue to the Holder 120% of the number of Common shares determined by (x) the dollar amount of the outstanding principal of this Note divided by (y) the Market Price of the Common Shares.


                                    ARTICLE 3
                               CONVERSION OF NOTE

     SECTION 3.1 Conversion: Conversion Price. At the option of the Holder, at any time following the date of issuance of this Note until this Note is paid in full, this Note may be converted, either in whole or in part up to the principal amount hereof (or in case some portion of this Note shall have been called for redemption prior to such date, then at the portion that is not so called), at the conversion price the ("Conversion Price") equal to the lower of (i) two dollars ($2.00) and (ii) the Market Price (on the date on which the Holder gives notice to the Issuer of its intention to convert this Note) less the product of the Discount and the Market Price; provided, however that the Conversion Price shall in no event be less than $1.00 for a period of six months following the Closing Date. Notwithstanding anything to the contrary contained herein, in no event shall the Holder be entitled to convert this Note into any Note Shares when the result of such conversion would entitle the Holder to receive that number of shares of the Issuer's Common Stock of which the sum of (xx) the number of shares of Common Stock beneficially owned by the Holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of this Note) and (yy) the number of shares of Common Stock issuable upon conversion of this Note, would result in beneficial ownership by the Holder and its affiliates of more than 4.9% of the outstanding shares of Common Stock. For the purposes of this provision, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13 D and G thereunder, except as otherwise provided in clause (xx) of this provision.


     SECTION 3.2 In order to convert this Note into Note Shares, the Holder shall (i) send via facsimile, on or prior to 11:59 p.m., New York City time (the "Conversion Notice Deadline") on the Conversion Date, a copy of the fully executed conversion notice in the form attached hereto in Annex I (the "Conversion Notice") to the Issuer at the office of the Issuer stating that the Holder elects to convert, which conversion Notice shall specify the Conversion Date, the portion of this Note to be converted, the applicable Conversion Price, the name or names (with address) of the persons who are to become holders of the Note Shares in connection with such conversion, and a calculation of the Member of Note Shares issuable upon such conversion and (ii) surrender to a common courier for delivery to the office of the Issuer, this Note accompanied by a proper assignment hereof to the Issuer or in blank; provided, however, that the Issuer shall not be obligated to issues certificates evidencing the Note Shares issuable upon such conversion unless either this Note is delivered to the Issuer as provided above, or the Holder notifies the Issuer that this Note has been lost, stolen or destroyed 9subject to the requirements of Section 2.2). Upon receipt by the Issuer of a facsimile copy of a Conversion Notice, the Issuer shall immediately send, via facsimile, a confirmation of receipt of the Conversion Notice to the Holder which shall specify that the Conversion Notice has been received and the name and telephone number of a contact person at the Issuer whom the Holder should contact regarding information related to the conversion of this Note. In the event of a dispute as to the calculation of the Conversion Ratio, the Issuer shall promptly issue to the Holder the number of Note Shares that is not disputed and shall submit he disputed calculations to its outside accountant (the "Accountant") via facsimile within three (3) days of receipt of the Conversion Notice. The Issuer shall cause the Accountant to perform the calculations and notify the Issuer and Holder of the results no later than two (2) Business Days from the time it receives that disputed calculations. The Accountant's calculations shall be deemed conclusive absent manifest error.


     SECTION 3.3 Delivery of Note Shares Upon Conversion. The Issuer shall, no later than the close of business on the third Business Day after receipt by the Issuer of a facsimile coy of a Conversion Notice and receipt by the Issuer of all necessary documentation duly executed and in proper form required for conversion, including this Note (or after the provisions required by Section 2.2 in the case of a lost, stolen or destroyed Note), issue and surrender to a common courier for either overnight or (if delivery is outside the United States) two (2) day delivery to the Holder a the address or addresses and in the name or names provided in the Conversion Notice. The person or persons entitled to receive the Note Shares issuable upon conversion of this Note shall be treated for all purposes as the record holder or holders of such Note Shares on the Conversion Date.


     SECTION 3.4 Fractional Shares. No fractional Note Shares or scrip representing fractional Note Shares shall be issued upon conversion of this Note. If any conversion of this Note would create a fractional Note Share or a right to acquire a fractional Note Share, such fractional Note Share shall be disregarded and the number of Note Shares issuable upon conversion, in the aggregate, shall be the next higher number of shares.


     SECTION 3.5 Adjustment of Conversion Price. The Conversion Price and, accordingly, the number of Note Shares issuable upon the conversion of this Note shall be subject to adjustment from time to time upon the happening of certain events as follows:


          (a) Reclassification, Consolidation, Merger or Mandatory Share Exchange. At any time while this Note remains outstanding and unexpired, in case of any reclassification or change of Outstanding Common Shares issuable upon conversion of this Note (other than a change in par value, or from par value to no par value per share, or from no par value per share to par value or as a result of a subdivision or combination of outstanding securities issuable upon conversion of this Note) or in case of any consolidation, merger or mandatory share exchange of the Issuer with or into another corporation (other than a merger or mandatory share exchange with another corporation in which the Issuer is a continuing corporation and which does not result in any reclassification or change, other than a change in par value, or from par value to no par value per share, or from no par value per share to par value, or as a result of a subdivision or combination of Outstanding Common Shares upon conversion of this
Note), or in the case of any sale or transfer to another corporation of the property of the Issuer as an entirety or substantially as an entirety, the Issuer, or such successor or purchasing corporation, as the case may be, shall, without payment of any additional consideration therefore, execute a new Note providing that the Holder shall have the right to convert such new Note (upon terms not less favorable to the Holder than those then applicable to this Note) and to receive upon such exercise, in lieu of each Common Share theretofore issuable upon conversion of this Note, the kind and amount of shares of stock, other securities, money or property receivable upon such reclassification, change, consolidation, merger, mandatory share exchange, sale or transfer by the holder of one Common Share issuable upon conversion of this Note had this Note been converted immediately prior to such reclassification, change, consolidation, merger, mandatory share exchange or sale or transfer. Such new Note shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3.4. The provisions of this subsection (a) shall similarly apply to successive reclassifications, changes, consolidations, mergers, mandatory share exchanges and sales and transfers.

          (b) Subdivision or Combination of Shares. If the Issuer at any time while this Note remains outstanding and unexpired, shall subdivide or combine its Common Shares, the Conversion Price shall be proportionately reduced, in case of subdivision of such shares, as of the effective date of such subdivision, or, if the Issuer shall take a record of holders of its Common Shares for the purpose of so subdividing, as of such record date, whichever is earlier, or shall be proportionately increased, in the case of combination of such shares, as of the effective date of such combination, or, if the Issuer shall take a record of holders of its Common Shares for the purpose of so combining, as of such record date, whichever is earlier.

          (c) Stock Dividends. If the Issuer at any time while this Note is outstanding and unexpired shall pay a dividend in its Capital Shares, or make any other distribution of its Capital Shares, then the Conversion Price shall be adjusted, as of the date the Issuer shall take a record of the holders of its Capital Shares for the purpose of receiving such dividend or other distribution (or if no such record is taken, as at the date of such payment or other distribution), to that price determined by multiplying the Conversion Price in effect immediately prior to such payment or other distribution by a fraction:

          (i) the numerator of which shall be the total number of Outstanding Capital Shares immediately prior to such dividend or distribution, and

          (ii) the denominator of which shall be the total number of Outstanding Capital Shares immediately after such dividend or distribution.

     The provisions of this subsection (c) shall not apply under any of the circumstances for which an adjustment is provided in subsections (a) or
     (b).


          (d) Issuance of Additional Capital Shares. If the Issuer at any time while this Note remains outstanding and unexpired shall issue any additional Capital Shares (the "Additional Capital Shares"), otherwise than as provided in the foregoing subsections (a) through (c) above, at a price per share less, or for other consideration lower, than the Conversion Price in effect immediately prior to such issuance, or without consideration, then upon such issuance the Conversion Price shall be reduced to that price determined by multiplying the Conversion Price in effect immediately prior to such event by a fraction:

          (i) the numerator of which shall be the number of Outstanding Capital Shares immediately prior to the issuance of the Additional Capital Shares plus the number of Capital Shares which the aggregate consideration for the total number of such Additional Capital Shares so issued would purchase at the then effective Conversion Price, and;

          (ii) the denominator of which shall be the number of Outstanding Capital Shares immediately after the issuance of the Additional Capital Shares plus the number of Additional Capital Shares so issued.

     The provisions of this subsection (d) shall not apply under any of the circumstances for which an adjustment is provided in subsections (a), (b) or (c). No adjustment of a Conversion Price shall be made under this subsection (d) upon the issuance of any Additional Capital Shares which are issued pursuant to the exercise of any warrants, options or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any convertible or exchangeable securities if any such adjustments shall previously have been made upon the issuance of any such warrants, options or other rights or upon the issuance of any convertible or exchangeable securities (or upon the issuance of any warrants, options or any rights therefor) pursuant to subsection (e) or
     (f).

          (e) Issuance of Warrants, Options or Other Rights. If the Issuer at any time while this Note remains outstanding and unexpired shall issue any warrants, options (other than options under the Issuer's non-qualified stock option plan) or other rights to subscribe for or purchase any Additional Capital Shares and the price per share for which Additional Capital Shares may at any time thereafter be issuable pursuant to such warrants, options or other rights shall be less than the Conversion Price in effect immediately prior to such issuance, then upon such issuance the Conversion Price shall be adjusted as provided in subsection (d) hereof on the basis that:

          (i) the maximum number of Additional Capital Shares issuable pursuant to all such warrants, options or other rights shall be deemed to have been issued as of the date of actual issuance of such warrants, options or other rights, and

          (ii) the aggregate consideration for such maximum number of Additional Capital Shares issuable pursuant to such warrants, options or other rights, shall be deemed to be the consideration received by the Issuer for the issuance of such warrants, options, or other rights plus the minimum consideration to be received by the Issuer for the issuance of Additional Capital Shares pursuant to such warrants, options, or other rights.

          (f) Issuance of Convertible or Exchangeable Securities. If the Issuer at any time while this Note remains outstanding and unexpired shall issue any securities convertible into or exchangeable for Capital Shares and the consideration per share for which Additional Capital Shares may at any time thereafter be issuable pursuant to the terms of such convertible or exchangeable securities shall be less than the Conversion Price in effect immediately prior to such issuance, then upon such issuance the Conversion Price shall be adjusted as provided in subsection (d) hereof on the basis that:

          (i) the maximum number of Additional Capital Shares necessary to effect the conversion or exchange of all such convertible or exchangeable securities shall be deemed to have been issued as of the date of issuance of such convertible or exchangeable securities, and

          (ii) the aggregate consideration for such maximum number of Additional Capital Shares shall be deemed to be the consideration received by the Issuer for the issuance of such convertible or exchangeable securities plus the minimum consideration received by the Issuer for the issuance of such Additional Capital Shares pursuant to the terms of such convertible or exchangeable securities.

     No adjustment of the Conversion  Price shall be made under this  subsection
     (f) upon the issuance of any convertible or exchangeable securities which are issued pursuant to the exercise of any warrants, options or other subscription or purchase rights therefor, if any such adjustment shall previously have been made upon the issuance of such warrants, options or other rights pursuant to subsection (e) hereof.


          (g) Adjustment of Number of Shares. Upon each adjustment of the Conversion Price pursuant to any provisions of this Section 3.4, the number of Note Shares issuable hereunder at the option of the Holder shall be calculated, to the next higher whole share, to be the quotient obtained by dividing (i) the then outstanding principal amount of this Note by (ii) the Conversion Price immediately after such adjustment.

          (h) Liquidating  Dividends,  Etc. If the Issuer at any time while this
Note is outstanding and unexpired makes a distribution of its assets or evidences of indebtedness to the holders of its Capital Shares as a dividend in liquidation or by way of return of capital or other than as a dividend payable out of earnings or surplus legally available for dividends under applicable law or any distribution to such holders made in respect of the sale of all or substantially all of the Issuer's assets (other than under the circumstances provided for in the foregoing subsections (a) through (g)), provided, in each case, that such distribution described in this subsection (h) does not constitute an Event of Default hereunder, the Holder shall be entitled to receive upon the conversion of this Note, in addition to the Note Shares receivable upon such exercise, and without payment of any consideration other than the Conversion Price, an amount in cash equal to the value of such distribution per Capital Share multiplied by the number of Note Shares which, on the record date for such distribution, are issuable upon Conversion of this Note (with no further adjustment being made following any event which causes a subsequent adjustment in the number of Note Shares issuable upon the exercise hereof), and an appropriate provision therefor shall be made a part of any such distribution. The value of a distribution which is paid in other than cash shall be determined in good faith by the Board of Directors.

          (i) Other Provisions Applicable to Adjustments Under this Section. The following provisions will be applicable to the making of adjustments in a Conversion Price hereinabove provided in this Section 3.4:

          (i) Computation of Consideration. To the extent that any Additional Capital Shares or any convertible or exchangeable securities or any warrants, options or other rights to subscribe for or purchase any Additional Capital Shares or any convertible or exchangeable securities shall be issued for a cash consideration, the consideration received by the Issuer therefor shall be deemed to be the amount of the cash received by the Issuer therefor, or, if such Additional Capital Shares or convertible or exchangeable securities are offered by the Issuer for subscription, the subscription price, or, of such Additional Capital Shares or convertible or exchangeable securities are sold to underwriters or dealers for public offering without a subscription offering, or through underwriters or dealers for public offering without a subscription offering, the initial public offering price, in any such case excluding any amounts paid or incurred by the Issuer for and in the underwriting of, or otherwise in connection with the issue thereof. To the extent that such issuance shall be for a consideration other than cash, then, the amount of such consideration shall be deemed to be the fair value of such consideration at the time of such issuance as determined in good faith by the Issuer's Board of Directors. The consideration for any Additional Capital Shares issuable pursuant to any warrants, options or other rights to subscribe for or purchase the same shall be the consideration received by the Issuer for issuing such warrants, options or other rights, plus the additional consideration payable to the Issuer upon the exercise of such warrants, options or other rights. The consideration for any Additional Capital Shares issuable pursuant to the terms of any convertible or exchangeable securities shall be the consideration paid or payable to the Issuer in respect of the subscription for or purchase of such convertible or exchangeable securities, plus the additional consideration, if any, payable to the Issuer upon the exercise of the right of conversion or exchange in such convertible or exchangeable securities. In case of the issuance at any time of any Additional Capital Shares or convertible or exchangeable securities in payment or satisfaction of any dividend upon any class of stock preferred as to dividends in a fixed amount, the Issuer shall be deemed to have received for such Additional Capital Shares or convertible or exchangeable securities a consideration equal to the amount of such dividend so paid or satisfied.

          (ii) Readjustment of Conversion Price. Upon the expiration of the right to convert or exchange any convertible or exchangeable securities, or upon the expiration of any rights, options or warrants, the issuance of which convertible or exchangeable securities, rights, options or warrants effected an adjustment in a Conversion Price, if any such convertible or exchangeable securities shall not have been converted or exchanged, or if any such rights, options or warrants shall not have been exercised, the number of Capital Shares deemed to be issued and Outstanding by reason of the fact that they were issuable upon conversion or exchange of any such convertible or exchangeable securities or upon exercise of any such rights, options, or warrants shall no longer be computed as set forth above, and such Conversion Price shall forthwith be readjusted and thereafter be the price which it would have been (but reflecting any other adjustments in the Conversion Price made pursuant to the provisions of this Section 3.4 after the issuance of such convertible or exchangeable securities, rights, options or warrants) had the adjustment of the Conversion Price made upon the issuance or sale of such convertible or exchangeable securities or issuance of rights, options or warrants been made on the basis of the issuance only of the number of Additional Capital Shares actually issued upon conversion or exchange of such convertible or exchangeable securities, or upon the exercise of such rights, options or warrants, and thereupon only the number of Additional Capital Shares actually so issued, if any, shall be deemed to have been issued and only the consideration actually received by the Issuer (computed as set forth in sub-subsection (i) hereof) shall be deemed to have been received by the Issuer. If the purchase price provided for in any rights, options or warrants, or the additional consideration (if any) payable upon the conversion or exchange of any convertible or exchangeable securities, or the rate at which any convertible or exchangeable securities are convertible into or exchangeable for Capital Shares changes at any time (other than under or by reason of provisions designed to protect against dilution), the Conversion Price in effect at the time of the change shall be adjusted to the Conversion Price that would have been in effect at such time had such rights, options, warrants or convertible or exchangeable securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold.

          (iii) Other Action Affecting Capital Shares. In case after the date hereof the Issuer shall take any action affecting the number of Outstanding Capital Shares, other than an action described in any of the foregoing subsections (a) through (h) hereof, inclusive, which in the opinion of the Issuer's Board of Directors would have a materially adverse effect upon the rights of the Holder at the time of a conversion of this Note, the Conversion Price shall be adjusted in such manner and at such time as the Board or Directors on the advice of the Issuer's independent public accountants may in good faith determine to be equitable in the circumstances.

     SECTION 3.6 Notice of Adjustments. Whenever the Conversion Price under the terms of this Note shall be adjusted pursuant to Section 3.4 hereof, the Issuer shall promptly make a certificate signed by its President or a Vice President and by its Treasurer or Assistant Treasurer or its Secretary or Assistant Secretary, setting forth in reasonable detail the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Issuer's Board of Directors made any determination hereunder), and the Conversion Price and number of Note Shares purchasable at that Conversion Price after giving effect to such adjustment, and shall promptly cause copies of such certificate to be mailed (by first class and postage prepaid) to the Holder.


                                    ARTICLE 4
                        STATUS; RESTRICTIONS ON TRANSFER

     SECTION 4.1 Status of Note. Subject to Section 4.2 below, this Note is a direct, general and unconditional obligation of the Issuer ranking, and constitutes a valid and legally binding obligation of the Issuer, enforceable in accordance with its terms subject, as to enforcement, to bankruptcy, insolvency, reorganization and other similar laws of general applicability relating to or affecting creditors' rights and to general principals of equity. To secure the obligations of the Issuer under this Note, the Issuer grants the Holder a security interest in the Collateral which Collateral shall at all times be worth a dollar amount of at least one hundred fifty percent (150%) of the combined outstanding value of this Note and Convertible Note No. 1 (as defined in the Purchase Agreement). To perfect those security interests, simultaneously with the execution of this Note, the Issuer is executing and delivering to the Holder UCC-1 Financing Statements with respect to the Collateral which secures this Note. The Issuer agrees that he will not, without the prior written consent of the Holder, take any action, nor fail to take any action which would in any manner adversely affect the rights of the Holder pursuant to the Note or the value of the Collateral or subject the Holder to any liability. If the Issuer fails to pay the entire principal amount evidenced by this Note and all accrued interest when it becomes due, the Holder will have all the rights with regard to the Collateral granted by the laws in effect in the State of New York to a creditor upon default by its debtor. Without limiting what is said in the preceding sentence, if the Issuer fails to pay the entire principal amount evidenced by this Note and all accrued interest when it becomes due, the Holder may, by a notice to the Issuer accompanied by an agreement by the Holder to return any principal paid with regard to this Note if it determined that that principal is not subject to offset as provided below, obtain the Collateral in satisfaction of the obligations created by this Note. The Issuer waives, to the full extent permitted by law, any right to object to the retention of the Collateral by the Holder and to require the Holder to dispose of the Collateral.

     SECTION 4.2 Restrictions on Transfer. This Note, and any Note Shares issued according to the terms hereof, have not been and will not be registered under the United States Securities Act. This Note and any Note Shares may not be offered or sold, directly or indirectly, except pursuant to registration under the Act, an available exemption therefrom, or pursuant to Regulation S.


                                    ARTICLE 5
                                    COVENANTS

     The Issuer covenants and agrees that so long as this Note shall be outstanding:


     SECTION 5.1 Payment of Note. The Issuer will punctually, according to the terms hereof, (a) pay or cause to be paid the principal of this Note and (b) issue Note Shares upon conversion.


     SECTION 5.2 Notice of Default. If any one or more events occur which constitute or which, with the giving of notice or the lapse of time or both, would constitute an Event of Default or if the Holder shall demand payment or take any other action permitted upon the occurrence of any such Event of Default, the Issuer will forthwith give notice to the Holder, specifying the nature and status of the Event of Default or other event or of such demand or action, as the case may be.

     SECTION 5.3 Sufficient Number of Authorized Common Shares. So long as the this Note shall be outstanding, the Issuer shall at all times have authorized and reserved for issuance, free from preemptive rights, a sufficient number of Common Shares to yield a number of Note Shares sufficient to satisfy the conversion rights of the Holder pursuant to the terms and conditions hereof.

     SECTION 5.4 Insurance. The Issuer will carry and maintain in full force and effect at all times with insurers the Issuer reasonably believes to be financially sound and reputable such insurance in such amounts as is customary in the respective industries of the Issuer and such subsidiaries.

     SECTION 5.5 Payment of Obligations. The Issuer will pay and discharge at or before maturity, all its respective material obligations and liabilities, including, without limitation, tax liabilities, except where the same may be contested in good faith by appropriate proceedings, and will maintain in accordance with generally accepted accounting principles, appropriate reserves for the accrual of any of the same;

     SECTION 5.6 Compliance with Laws. The Issuer will comply in all material respects with all applicable laws, ordinances, rules, regulations, and requirements of governmental authorities except where the necessity of compliance therewith is contested in good faith by appropriate proceedings.


     SECTION 5.7 Inspection of Property, Books and Records. The Issuer will keep proper books of record and account in which full, true and correct entries shall be made of all dealings and transactions in relation to its business and activities and will permit representatives of the Holder at the Holder's expense to visit and inspect any of its respective properties, to examine and make abstracts from any of its respective books and records and to discuss its respective affairs, finances and accounts with its respective officers, employees and independent public accountants, all at such reasonable times and as often as may reasonably be desired.


                                    ARTICLE 6
                                    REMEDIES

     SECTION 6.1 Events of Default. "Event of Default" wherever used herein means any one of the following events:


          (a) default in the issuance of Note Shares due upon conversion;

          (b) default in the due and punctual payment of the principal of on, or any other amount owing in respect of, this Note when and as the same shall become due and payable, and continuance of such default for a period of thirty
(30) calendar days; or

          (c)  substantial  failure in the  performance or observance of Section
5.5 of this Note and the continuance of such default for a period of thirty (30) calendar days; or

          (d) default in the performance or observance of any covenant or agreement of the Issuer in this Note (other than a covenant or agreement a default in the performance of which is specifically provided for elsewhere in this Section), and the continuance of such default for a period of thirty (30) calendar days after there has been given to the Issuer by a Holder a written notice specifying such default and requiring it to be remedied; or

          (e) the entry of a decree or order by a court having jurisdiction in the premises adjudging the Issuer or any Subsidiary a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Issuer under the Bankruptcy Code or any other applicable Federal or state law, or appointing a receiver, liquidator, assignee, trustee or sequestrator (or other similar official) of the Issuer or of any substantial part of its property, or ordering the winding-up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 30 calendar days, except in case that such event does not result in a Material Adverse Effect; or

          (f) the institution by the Issuer or any Subsidiary of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Code or any other applicable Federal or state law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee or sequestrator (or other similar official) of the Issuer or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Issuer in furtherance of any such action, except in case that such event does not result in a Material Adverse Effect; or

          (g) the Issuer shall fail to issue and deliver the Note Shares within three (3) Business Days of its receipt of the original Note and the original Conversion Notice in accordance with Section 3.2; or

          (h) any principal of other indebtedness of the Issuer or any Subsidiary, exceeding $500,000 is not repaid on its original maturity date or becomes due and payable by reason of default before its original maturity date; or

          (i) (i) the Issuer or any Subsidiary is unable to pay its debts as they fall due, stops, suspends, or threatens in writing to stop or suspend payment of all or any material part of its debts (other than debts contested in good faith by appropriate proceedings), begins negotiations or takes any proceeding or other step with a view to readjustment, rescheduling or deferral of all of its indebtedness (or any material part thereof) that it will or might otherwise be unable to pay when due or seeks the appointment of a statutory manager or proposes in writing or makes a general assignment or an arrangement or composition with or for the benefit of its creditors or any group or class thereof or files a petition for suspension of payments or other relief of debtors of for bankruptcy or is declared bankrupt or a moratorium or statutory management is agreed or declared in respect of or affecting all or any material part of the indebtedness of the Issuer or any of its wholly owned subsidiaries, or (ii) the Issuer ceases or threatens in writing to cease to carry on all or any material part of the business carried on by the Issuer and its Subsidiaries taken as a whole and as a result of such cessation or threat of cessation, the Issuer will not be able to perform or comply with its payment obligations under this Note, except in case that any such event does not result in a Material Adverse Effect; or

          (j) on or after the date hereof, a final judgment or final judgments for the payment of money shall have been entered by any court or courts of competent jurisdiction against the Issuer and remains undischarged for a period (during which execution shall be effectively stayed) of 30 days, provided that the aggregate amount of all such judgments at any time outstanding (to the extent not paid or to be paid, as evidenced by a written communication to that effect from the applicable insurer, by insurance) exceeds $500,000; or

          (k) it becomes unlawful for the Issuer to perform or comply with its obligations under this Note or the Registration Rights Agreement.

     SECTION 6.2 Acceleration of Maturity: Rescission and Annulment. If an Event of Default occurs and is continuing, then and in every such case any Holder may declare the principal of this Note to be due and payable immediately, by a notice in writing to the Issuer, and upon any such declaration the principal of this Note shall become immediately due and payable.


     SECTION 6.3 Remedies Not Waived. No course of dealing between the Issuer and the Holder or any delay in exercising any rights hereunder shall operate as a waiver by the Holder.


                                    ARTICLE 7
                                  MISCELLANEOUS

     SECTION 7.1 Register. (a) The Issuer shall keep at its principal office a register in which the Issuer shall provide for the registration of this Note. Upon any transfer of this Note in accordance with Article 2 and 4 hereof, the Issuer shall register such transfer on the Note register.


          (b) The Issuer may deem the person in whose name this Note shall be registered upon the registry books of the Issuer to be, and may treat it as, the absolute owner of this Note (whether or not this Note shall be overdue) for the purpose of receiving payment of principal of this Note, for the conversion of this Note and for all other purposes, and the Issuer shall not be affected by any notice to the contrary. All such payments and such conversions shall be valid and effective to satisfy and discharge the liability upon this Note to the extent of the sum or sums so paid or the conversion or conversions so made.


     SECTION 7.2 Withholding. To the extent required by applicable law, the Issuer may withhold amounts for or on account of any taxes imposed or levied by or on behalf of any taxing authority in the United States having jurisdiction over the Issuer from any payments made pursuant to this Note.


     SECTION 7.3 Governing Law. THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO CONFLICTS OF LAWS PRINCIPLES). WITH RESPECT TO ANY SUIT, ACTION OR PROCEEDINGS RELATING TO THIS NOTE, THE ISSUER IRREVOCABLY SUBMITS TO THE EXCLUSIVE
JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT LOCATED IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK AND HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. SUBJECT TO APPLICABLE LAW, THE ISSUER AGREES THAT FINAL JUDGMENT AGAINST IT IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION WITHIN OR OUTSIDE THE UNITED STATES BY SUIT ON THE JUDGMENT, A CERTIFIED COPY OF WHICH JUDGMENT SHALL BE CONCLUSIVE EVIDENCE THEREOF AND THE AMOUNT OF ITS INDEBTEDNESS, OR BY SUCH OTHER MEANS PROVIDED BY LAW.

     SECTION 7.4 Headings. The headings of the Articles and Sections of this Note are inserted for convenience only and do not constitute a part of this Note.

     IN WITNESS WHEREOF, the Issuer has caused this Note to be signed by its duly authorized officer under its corporate seal, attested by its duly authorized officer, on the date of this Note.


                                            Sytron, Inc.


                                            By:_________________________________
                                                 Name:
                                                 Title:
Attest

By:____________________________
     Name:
     Title: Secretary
     [Corporate Seal]

                               ANNEX I TO THE NOTE
                           [FORM OF CONVERSION NOTICE]




TO _____________________:

     The undersigned owner of the Convertible Note, dated ________________, issued by Sytron, Inc. (the "Note") hereby irrevocably exercises the option to convert $______________ of the principal amount of the Note into Common Shares, par value $.01, of Sytron,, Inc. (the "Note Shares"), in accordance with the terms of the Note. The undersigned directs that the Note Shares issuable and certificates therefor (to the extent that certificates evidencing Common Shares are then being issued by Sytron, Inc. deliverable upon the conversion, together with any check in payment for fractional Note Shares, be issued in the name of and delivered, if appropriate, to the undersigned unless a different name has been indicated below.


Dated:
     -----------------------------
                                             Signature:
                                                      --------------------------


Fill in for registration of Note Shares:


Please print name and address:
(including zip code number)